                                                                   EXHIBIT 99.6

   THIS GRAY NOTICE OF GUARANTEED DELIVERY, OR A FORM SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED TO MAKE AN ELECTION OF MERGER CONSIDERATION WITH RESPECT TO SHARES OF BENEFICIAL INTEREST, PAR VALUE $1.00 PER SHARE, OF FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS ("FIRST UNION") IF CERTIFICATES REPRESENTING SUCH SHARES ARE NOT IMMEDIATELY AVAILABLE, IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED PRIOR TO DECEMBER 6, 2002 (THE "ELECTION DEADLINE"), OR IF TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE. SUCH FORM MAY BE DELIVERED BY HAND, TRANSMITTED BY FACSIMILE TRANSMISSION OR MAILED TO THE EXCHANGE AGENT.

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

 THE EXCHANGE OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $1.00 PER SHARE, OF

            FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND DELIVER TO:
                   THE BANK OF NEW YORK, THE EXCHANGE AGENT

        BY MAIL:                    BY HAND:              BY OVERNIGHT COURIER:
  The Bank of New York        The Bank of New York         The Bank of New York
Reorganization Services   Tender & Exchange Department Tender & Exchange Department
         Dept.                 101 Barclay Street           101 Barclay Street
    P.O. Box 859208        Receive and Deliver Window   Receive and Deliver Window
Braintree, MA 02185-9208       New York, NY 10286           New York, NY 10286

      FACSIMILE TRANSMISSION: (212) 815-6433 (ELIGIBLE INSTITUTIONS ONLY)

FOR FURTHER INFORMATION: call D.F. King & Co., the information agent, at (888)
                             414-5566 (toll-free)

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE FORM OF ELECTION AND LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION AND LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

   The undersigned hereby tenders to First Union, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger and Contribution, dated as of February 13, 2002 (as amended, the "merger agreement") and the related Form of Election and Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of beneficial interest, par value $1.00 per share (the "First Union common shares"), set forth below, pursuant to the guaranteed delivery procedures set forth in the proxy statement-prospectus and the Form of Election and Letter of Transmittal.

 -------------------------------------    ------------------------------------
 Number of Shares:___________________     Name(s) of Record Holder(s):

 Certificate Nos. (if available):         ____________________________________

 ____________________________________     ____________________________________
                                                     Please Print
 ____________________________________
                                          Address(es):________________________
 Check box if First Union common
 shares will be tendered
 by book-entry transfer:   [_]            ____________________________________

 Account Number:_____________________     ____________________________________
                                                                      Zip Code
 Dated:_______________________ , 2002
                                          Area Code and Tel. No.:
                                          ____________________________________

                                          ____________________________________

                                          Signature(s):_______________________

                                          ____________________________________

                                          ____________________________________
 -------------------------------------    ------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, guarantees to deliver to the exchange agent either certificates representing the First Union common shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such First Union common shares into the exchange agent's account at The Depository Trust Company, and any other documents required by the Form of Election and Letter of Transmittal, within three New York Stock Exchange trading days after the election deadline.

    The Eligible Institution that completes this form must communicate the guarantee to the exchange agent and must deliver the certificates for First Union common shares to the exchange agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
             ------------------------   -------------------------------------
                                                      Authorized Signature
Address:                                Name:
      -------------------------------        --------------------------------
                                                          Please Print
-------------------------------------
                                        Title:
                                              ---------------------------------
-------------------------------------
                             Zip Code
Area Code and Tel. No.:                  Date:                         , 2002
                       --------------         ------------------------


 NOTE:  DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.

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